Exhibit 99.1

June rates - Effective June 18, 2018 January 2019 Ticker: EGBN www.EagleBankCorp.com Investor Presentation

Forward Looking Statements Forward Looking Statements This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934 , as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions . In some cases, forward - looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases . These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty . For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company’s Annual Report on Form 10 - K and other periodic and current reports filed with the SEC . Because of these uncertainties and the assumptions on which this discussion and the forward - looking statements are based, actual future operations and results in the future may differ materially from those indicated herein . Readers are cautioned against placing undue reliance on any such forward - looking statements . The Company’s past results are not necessarily indicative of future performance . The Company does not undertake to publicly revise or update forward - looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law . This presentation was delivered digitally . The Company makes no representation that subsequent to delivery of the presentation it was not altered . For the most current, accurate information, please refer to www . eaglebankcorp . com and go to the Investor Relations tab . For further information on the Company please contact : Michael T . Flynn 240 - 497 - 2040 mflynn@eaglebankcorp . com 2

Company Overview ▪ Eagle Bancorp, Inc. is a growth - oriented community bank focused on the Washington, DC metropolitan area ▪ Commercially - oriented business model with deep relationships of loans, core deposits and related products ▪ S treamlined network of 20 branches located in Northern Virginia, Suburban Maryland and the District of Columbia ▪ #1 in deposit market share among community banks headquartered in the Washington, DC metropolitan area ▪ Largest market capitalization of any community bank based in the Washington, DC metropolitan area ▪ Largest and most profitable bank headquartered and operating in the state of Maryland 3 Data as - of December 31, 2018.

Investment Highlights ▪ Focused on Profitability and Balanced Financial Performance ▪ Strong Net Interest Margin = 3.97% ▪ DDA’s as a percentage of Average Deposits = 33.48% ▪ Operating Leverage with streamlined branch system: Efficiency Ratio = 36.09% ▪ Clean Asset Quality: NPAs/Assets = 0.21% ▪ Low Charge - Off History: NCOs/Average Loans = 0.05% ▪ Demonstrated Consistent Organic Growth, combined with Proven Ability to Evaluate and Execute Acquisitions ▪ Strategic Geographic Market Positioning ▪ Dedicated Board Focused on Vision and Governance 4 NOTE: Financial data at or for the quarter ended December 31, 2018

Experienced Senior Management Team 5 Years Years in with Name Title/Function Banking EGBN Ronald D. Paul Chairman, President & CEO 31 20 Susan G. Riel Sr. EVP & COO - EagleBank, EVP Eagle Bancorp 42 20 Charles D. Levingston EVP & Chief Financial Officer - Eagle Bancorp & EagleBank 18 7 Antonio F. Marquez EVP & Chief Real Estate Lending Officer 33 7 Lindsey S. Rheaume EVP & Chief C&I Lending Officer 33 4 Janice L. Williams EVP & Chief Credit Officer 24 15

Summary Statistics 6 NOTE: Data as - of December 31, 2018 unless otherwise noted. (1) Please refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 33 - 36. Total Assets: $8.4 billion Total Loans: $7.0 billion Total Deposits: $7.0 billion Tangible Common Equity: $1.0 billion (1) Tangible Book Value per Common Share: $29.17 (1) Shares Outstanding (at close December 31, 2018): 34,387,919 Market Capitalization (at close December 31, 2018): $1.68 billion Insider Ownership: 7.7% Institutional Ownership: 71% Member of Russell 2000 Yes Member of S&P SmallCap 600 Yes

EagleBank Branch Locations 7 Loudoun County Fairfax County I - 66 I - 495 I - 95 Alexandria Arlington I - 495 N US 50 Washington, DC Prince George’s County I - 495 I - 95 Montgomery County I - 270 Branch System Virginia 9 Maryland 6 Washington, DC 5 Total 20 NOTE: Branch total as of December 31, 2018.

Deposit Market Share

(Dollar values in thousands)

Washington, DC Metropolitan Area							
Rank	Local Community Banks	Company Name	Branches	June 30, 2017 Balance	June 30, 2018 Balance	Annual Growth	2018 Market Share
1		Bank of America Corp.	153	31,960,708	36,020,840	12.7%	17.3%
2		Capital One Financial Corp.	126	27,715,433	32,472,108	17.2%	15.6%
3		Wells Fargo & Co.	160	31,634,621	29,004,206	-8.3%	13.9%
4		SunTrust Banks Inc.	152	19,627,554	18,971,412	-3.3%	9.1%
5		BB&T Corp.	166	13,923,629	14,122,059	1.4%	6.8%
6		PNC Financial Services Group Inc.	178	13,684,214	13,829,853	1.1%	6.6%
7		Citigroup Inc.	34	8,115,000	8,831,000	8.8%	4.2%
8		United Bankshares Inc.	69	8,587,160	8,491,143	-1.1%	4.1%
9	1	**Eagle Bancorp Inc.**	**20**	**5,953,269**	**6,344,313**	6.6%	3.0%
10	2	Sandy Spring Bancorp Inc.	47	3,006,830	4,864,852	61.8%	2.3%
11		M&T Bank Corp	76	4,433,787	4,362,246	-1.6%	2.1%
12		Toronto-Dominion Bank	50	3,952,541	3,950,139	-0.1%	1.9%
13		HSBC Holdings Plc	12	2,334,734	3,459,642	48.2%	1.7%
14	3	Burke & Herbert Bank & Trust Co.	25	2,342,964	2,329,599	-0.6%	1.1%
15	4	Access National Bank	14	2,147,518	2,087,972	-2.8%	1.0%
16		Union Bank & Trust	19	1,379,334	1,836,408	33.1%	0.9%
17	5	Revere Bank	8	1,385,487	1,523,792	10.0%	0.7%
18	6	Old Line Bank	19	1,068,276	1,321,437	23.7%	0.6%
19	7	First Virginia Community Bank	6	857,408	1,011,230	17.9%	0.5%
20		Amalgamated Bank	1	514,858	978,551	90.1%	0.5%
21	8	Community Bank of the Chesapeake	11	817,956	976,279	19.4%	0.5%
22	9	John Marshall Bank	6	879,000	976,132	11.1%	0.5%
23	10	Capital Bank	4	865,655	921,829	6.5%	0.4%
24	11	Congressional Bank	6	750,723	844,176	12.4%	0.4%
25	12	Main Street Bank	6	540,642	803,223	48.6%	0.4%
		All Other Market Participants	176	10,240,571	8,225,920	-19.7%	5.2%
		Market Total	1,544	198,719,872	208,560,361	5.0%	100.0%

77.6% (Ranks 1–8)

NOTE: Washington, D.C. Metro Area as defined in FDIC Summary of Deposits Report. Data excludes: E*Trade whose deposits are substantially from outside of the defined market area.
SOURCE: FDIC, as of June 30, 2017 and June 30, 2018.

EAGLE BANCORP, INC. 8

Performance Statistics

Key Ratios (at or for the period ended)	EGBN								Peer Group (1)
	2014Y	2015Y	2016Y	2017Y	2018Q1	2018Q2	2018Q3	2018Q4	2018Q3
Net Interest Margin	4.44%	4.33%	4.16%*	4.15%	4.17%	4.15%	4.14%	**3.97%**	**3.58%**
Efficiency Ratio	50.67%	42.49%	40.29%	37.84%	38.38%	38.55%	36.37%	**36.09%**	**61.12%**
NPAs + 90 Days Past Due/Total Assets	0.68%	0.31%	0.30%	0.19%	0.19%	0.16%	0.20%	**0.21%**	**0.55%**
Allowance Loan Losses/Gross Loans	1.07%	1.05%	1.04%	1.01%	1.00%	1.00%	1.00%	**1.00%**	**0.96%**
Reserve/NPLs (Coverage Ratio)	205.30%	397.95%	330.49%	489.20%	491.56%	612.42%	452.28%	**429.72%**	**252.11%**
Net Charge-Offs to Average Loans (annualized)	0.17%	0.17%	0.09%	0.06%	0.06%	0.05%	0.05%	**0.05%**	**0.08%**
Tangible Common Equity/Tangible Assets (2)	8.54%	10.56%	10.84%	11.45%	11.57%	11.79%	12.01%	**12.11%**	**N/A**
Tier 1 Leverage Ratio	10.69%	10.90%	10.72%	11.45%	11.76%	11.97%	12.13%	**12.08%**	**10.27%**
Return on Average Assets	1.31%	1.49%	1.52%	1.62%**	1.91%	1.92%	1.93%	**1.90%**	**1.23%**
Return on Average Common Equity	13.50%	12.32%	12.27%	12.67%**	14.99%	14.93%	14.85%	**14.82%**	**8.25%**
Earnings Per Share (Diluted)	$1.95	$2.50	$2.86	$3.35**	$1.04	$1.08	$1.13	**$1.17**	**N/A**

NOTE: (1) Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion and $10 billion. (2) Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 33 - 36. * Impact of July 2016 Sub-Debt raise in 2016Y was (9bps). ** Data for 2017Y is shown on an operating basis.

EAGLE BANCORP, INC.
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Consistent Balance Sheet Growth 10 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 $6,000 $6,500 $7,000 $7,500 $8,000 $8,500 Millions of Dollars 13Q4 14Q1 14Q2 14Q3 14Q4 15Q1 15Q2 15Q3 15Q4 16Q1 16Q2 16Q3 16Q4 17Q1 17Q2 17Q3 17Q4 18Q1 18Q2 18Q3 18Q4 Total Assets $8,389 NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. * Q4 2017 is shown on an operating basis. *

Consistent Net Income Growth 11 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 Thousands of Dollars 13Q4 14Q1 14Q2 14Q3 14Q4 15Q1 15Q2 15Q3 15Q4 16Q1 16Q2 16Q3 16Q4 17Q1 17Q2 17Q3 17Q4 18Q1 18Q2 18Q3 18Q4 Net Income Available to Common SBLF Dividend $40,317 NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. * Q4 2017 is shown on an operating basis. GAAP basis i nco me for Q4 2017 was $15.6 million. *

$0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y EPS (Reported) EPS (Operating) Earnings Per Share 12 $1.95 $1.76 $2.08 $2.50 $2.86 $3.35 NOTE: There was a 10% stock dividend paid on the common stock on June 14, 2013 . Virginia Heritage Bank acquisition closed on October 31, 2014. EPS (Operating) for 2014 is net of merger related expenses. EPS for 2017 is shown on an operating basis.; Please refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 33 - 36. $2.92 $4.42

$12.89 $14.56 $18.83 $21.61 $24.67 $29.17 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y Tangible Book Value per Share 13 NOTE: P lease refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 32 - 35. Virginia Heritage Bank acquisition closed on October 31, 2014.

4.44% 4.33% 4.16% 4.15% 4.17% 4.15% 4.14% 3.97% 3.58% 3.49% 3.48% 3.53% 3.54% 3.55% 3.58% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 2018Q3 2018Q4 EGBN Peer Group Net Interest Margin 14 NOTE: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion and $1 0 billion. Virginia Heritage Bank acquisition closed on October 31, 2014. * Impact of July 2016 Sub - Debt raise in 2016 was (9bps). *

0.33% 0.36% 0.44% 0.58% 0.73% 0.96% 1.07% 1.16% 0.45% 0.42% 0.44% 0.54% 0.65% 0.70% 0.75% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 2018Q3 2018Q4 Cost of Funds EGBN Peer Group 4.77% 4.69% 4.60% 4.73% 4.90% 5.11% 5.21% 5.13% 4.06% 3.93% 3.93% 4.06% 4.18% 4.24% 4.33% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% Yield on Average Earning Assets EGBN Peer Group Yields and Cost of Funds 15 NOTE: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion and $1 0 billion. Virginia Heritage Bank acquisition closed on October 31, 2014. * Impact of July 2016 Sub - Debt Raise in 2016 was (5bps). The Sub - Debt raise impact on Cost of Funds in 2016 was 4bps. * * 5.37% 5.24% 5.11% 5.17% 5.30% 5.53% 5.69% 5.60% 4.72% 4.48% 4.41% 4.52% 4.62% 4.70% 4.80% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 2018Q3 2018Q4 Yield on Loans EGBN Peer Group

Moderate Interest Rate Risk Position

(Dollar value in thousands)
Interest Rate Indicators and Trends

	2014Y	2015Y	2016Y	2017Y	2018Q1	2018Q2	2018Q3	2018Q4
Repricing Duration of Assets and Liabilities (months)								
Investments	49	47	43	41	40	37	38	**34**
Loans	27	25	23	17	16	16	16	**17**
Deposits	34	32	27	26	22	24	26	**26**
Borrowings	30	40	64	21	21	22	19	**38**
Economic Value of Assets and Liabilities								
Book Value of Portfolio Loans	$ 4,312,399	$ 4,998,368	$ 5,618,820	$ 6,348,262	$ 6,603,351	$ 6,652,678	$ 6,847,437	**$ 6,992,749**
Economic Value of Portfolio Loans	$ 4,314,618	$ 5,000,717	$ 5,624,085	$ 6,368,262	$ 6,604,523	$ 6,656,841	$ 6,823,332	**$ 7,028,362**
Premium (Discount) in Loans	0.1%	0.0%	0.1%	0.3%	0.0%	0.1%	-0.4%	**0.5%**
Book Value of Deposits	$ 4,310,768	$ 5,158,445	$ 5,717,837	$ 5,852,129	$ 6,121,211	$ 6,268,405	$ 6,371,504	**$ 6,972,266**
Economic Value of Deposits	$ 4,197,226	$ 5,002,426	$ 5,548,300	$ 5,543,159	$ 5,747,492	$ 5,976,939	$ 5,988,169	**$ 6,607,501**
Premium (Discount) in Deposits	-2.6%	-3.0%	-3.0%	-5.3%	-6.1%	-4.6%	-6.0%	**-5.2%**
Book Value of Equity	$ 620,761	$ 738,602	$ 842,799	$ 950,438	$ 985,180	$ 1,023,136	$ 1,061,652	**$ 1,108,941**
Economic Value of Equity	$ 734,935	$ 896,974	$ 1,030,450	$ 1,291,456	$ 1,244,184	$ 1,215,006	$ 1,316,747	**$ 1,405,102**
Equity Premium Percentage	18.4%	21.4%	22.3%	35.9%	26.3%	18.8%	24.0%	**26.7%**
Interest Rate Shock Analysis								
SHORT TERM EFFECTS (dollars in thousands)								
Net Interest Income - Flat balance Sheet	$ 202,091	$ 250,826	$ 270,909	$ 290,055	$ 298,544	$ 294,767	$ 298,433	**$ 310,167**
Net Interest Income - + 100 basis point shock	$ 197,675	$ 250,113	$ 276,988	$ 305,576	$ 314,940	$ 313,294	$ 315,549	**$ 325,192**
Percentage Change	-2.2%	-0.3%	2.2%	5.4%	5.5%	6.3%	5.7%	**4.8%**
Net Interest Income - + 200 basis point shock	$ 199,613	$ 257,705	$ 289,966	$ 321,011	$ 331,030	$ 331,651	$ 332,371	**$ 339,949**
Percentage Change	-1.2%	2.7%	7.0%	10.7%	10.9%	12.5%	11.4%	**9.6%**
Net Interest Income - + 300 basis point shock	$ 203,701	$ 266,070	$ 303,319	$ 336,214	$ 346,986	$ 350,009	$ 349,174	**$ 354,675**
Percentage Change	0.8%	6.1%	12.0%	15.9%	16.2%	18.7%	17.0%	**14.3%**
Net Interest Income - + 400 basis point shock	$ 207,441	$ 274,468	$ 316,719	$ 351,372	$ 362,958	$ 368,404	$ 366,109	**$ 369,452**
Percentage Change	2.6%	9.4%	16.9%	21.1%	21.6%	25.0%	22.7%	**19.1%**
Net Interest Income - - 100 basis point shock	$ 200,680	$ 244,895	$ 264,079	$ 283,576	$ 285,719	$ 280,622	$ 284,965	**$ 295,870**
Percentage Change	-0.7%	-2.4%	-2.5%	-2.2%	-4.3%	-4.8%	-4.5%	**-4.6%**
Net Interest Income - - 200 basis point shock	$ 196,217	$ 241,220	$ 256,318	$ 269,693	$ 272,903	$ 272,078	$ 280,534	**$ 289,637**
Percentage Change	-2.9%	-3.8%	-5.4%	-7.0%	-8.6%	-7.7%	-6.0%	**-6.6%**

- Both assets and liabilities remain short with repricing durations at 17 months on loans and 26 months on deposits
- A 100 bps shock increase would increase Net Interest Income by about $15.0 million or 4.8% on a **static** balance sheet over a 12 month period

Virginia Heritage Bank acquisition closed on October 31, 2014.

EAGLE BANCORP, INC.
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$0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 Revenue ($000s) Non-Int Expense ($000s) Consistent Increases in Operating Leverage 17 NOTE: P lease refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 32 - 35. Virginia Heritage Bank acquisition closed on October 31, 2014. Data for Q2, Q3, Q4 2014 are shown on an operating basis, net of merger related expenses. Q4 2017 is shown on an operating b asi s.

Consistently Improving Efficiency Ratio 18 Note: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion an d $ 10 billion. Virginia Heritage Bank acquisition closed on October 31, 2014. P lease refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 33 - 36. 51% 42% 40% 40% 38% 39% 36% 36% 68% 65% 64% 62% 62% 62% 61% 30% 35% 40% 45% 50% 55% 60% 65% 70% 75% 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 2018Q3 2018Q4 EGBN Peer Group

Deposit Composition and Growth 19  Commercial focus drives growth of Noninterest Bearing Demand accounts  Wholesale Deposits used to enhance cost of funds, not a strategy to replace growth in core deposits (1) Core deposits include CDAR’s and ICS reciprocal deposits. (Dollar Values in Thousands) Deposit Type % of % of % of Balance Total Balance Total Balance Total Noninterest Bearing 1,982,912$ 33.9% 2,057,886$ 32.3% 2,104,220$ 30.2% Interest Bearing Transaction 420,417 7.2% 459,455 7.2% 593,107 8.5% Core Savings & Money Market (1) 2,185,580 37.3% 2,143,677 33.7% 2,304,996 33.1% Core CD's (1) 548,182 9.4% 737,573 11.6% 829,435 11.9% Wholesale Money Market 435,566 7.4% 429,582 6.7% 644,563 9.2% Wholesale CD's 281,327 4.8% 544,132 8.5% 497,964 7.1% Total Deposits 5,853,984$ 100% 6,372,305$ 100% 6,974,285$ 100% As of September 30, 2018 As of December 31, 2018As of December 31, 2017

Detail of Loan Portfolio

(Dollar Value in Thousands)

County	C&I	Owner Occupied CRE	Income Producing CRE	CRE Bridge Financing	Owner Occupied Const.	CRE Construction	Land	Residential Mortgage	Consumer	TOTAL	% of Total
Maryland											
Montgomery	$ 384,524	$158,043	$ 257,676	$ 278,601	$ 13,257	$ 105,461	$ 701	$ 17,709	$ 42,859	$1,258,831	18.0%
Prince George's	120,438	139,106	265,976	61,344	9,139	33,748	13,517	333	1,607	645,208	9.2%
Baltimore	29,744	32,912	73,626	81,124	2,537	805	-	-	238	220,986	3.2%
Anne Arundel	14,122	13,067	23,636	-	-	34,854	-	2,567	1,039	89,285	1.3%
Frederick	5,457	675	69,144	3,906	-	96	6,357	741	358	86,734	1.2%
Howard	16,068	32,773	29,305	15,061	-	928	2,229	751	1,357	98,472	1.4%
Eastern Shore	7,633	11,157	65,112	-	-	294	141	1,309	197	85,843	1.2%
Charles	4,445	20,566	4,333	-	-	-	-	452	42	29,838	0.4%
Other MD	4,839	8,960	18,290	-	-	478	3,029	-	556	36,152	0.5%
Washington DC	359,550	231,969	543,524	512,071	19,722	596,072	11,719	43,117	17,159	2,334,903	33.5%
Virginia											
Fairfax	256,005	66,307	197,196	145,375	-	83,474	5,471	14,721	12,378	780,927	11.2%
Loudoun	29,238	49,934	68,102	40,640	11,414	8,913	6,291	776	3,103	218,411	3.1%
Arlington	53,704	1,905	83,774	16,513	1,520	33,753	-	731	2,559	194,459	2.8%
Alexandria	48,491	13,480	24,392	18,131	-	45,751	-	1,687	1,641	153,573	2.2%
Prince William	8,236	32,366	84,232	21,429	208	8,123	286	314	1,503	156,697	2.2%
Fauquier	460	3,039	5,208	-	-	-	-	781	258	9,746	0.1%
Other VA	12,669	46,015	105,318	1,580	-	24	138	344	903	166,991	2.4%
Other USA	197,488	25,540	111,982	30,298	-	28,164	8,998	20,086	1,835	424,391	6.1%
Total	$1,553,111	$887,814	$2,030,826	$1,226,073	$57,797	$980,938	$58,877	$106,419	$89,592	$6,991,447	100.0%
% of Total	22.3%	12.7%	29.1%	17.5%	0.8%	14.0%	0.8%	1.5%	1.3%	100.0%	
	35.0%		46.6%		15.6%						

- Concentration in quality markets: Washington, DC, Montgomery County, Fairfax County
- Held for Sale residential mortgages not included

NOTE: Data as of December 31, 2018

EAGLE BANCORP, INC.
20

Credit Quality Trends 21 NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. (Dollar Values in Thousands) 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 2018Q3 2018Q4 Nonperforming Assets: Accruing Loans 90 or More Days Past Due -$ -$ -$ -$ -$ -$ -$ -$ Nonaccrual 22,443 13,239 17,875 13,238 13,388 10,876 15,077 16,277 Total Nonperforming Loans (NPLs) 22,443$ 13,239$ 17,875$ 13,238$ 13,388$ 10,876$ 15,077$ 16,277$ Other Real Estate Owned (OREO) 13,224 5,852 2,694 1,394 1,394 1,394 1,394 1,394 Total Nonperforming Assets 35,667$ 19,091$ 20,569$ 14,632$ 14,782$ 12,270$ 16,471$ 17,671$ Performing Restructured Loans (TDRs) 13,502 11,836 7,924 12,339 11,499 15,123 17,546 13,601 NPAs/Assets 0.68% 0.31% 0.30% 0.20% 0.19% 0.16% 0.20% 0.21% NPAs+TDRs/Assets 0.94% 0.51% 0.41% 0.36% 0.34% 0.35% 0.42% 0.37% Reserves 46,075$ 52,687$ 59,073$ 64,758$ 65,807$ 66,609$ 68,189$ 69,944$ Reserves/Loans 1.07% 1.05% 1.04% 1.01% 1.00% 1.00% 1.00% 1.00% Charge-Offs NCOs/Average Loans 0.17% 0.17% 0.09% 0.06% 0.06% 0.05% 0.05% 0.05%

Consistent Asset Quality 22 Total Loans ($mms) Note: Virginia Heritage Bank acquisition closed on October 31, 2014. 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 Dec- 14 Mar- 15 Jun- 15 Sep- 15 Dec- 15 Mar- 16 Jun- 16 Sep- 16 Dec- 16 Mar- 17 Jun- 17 Sep- 17 Dec- 17 Mar- 18 Jun- 18 Sep- 18 Dec- 18 Total Loans ($) NPAs (%) Charge Offs (%) (Dollar Values in Thousands) Loan NPAs/ Average Year Growth Assets Charge-Offs 2013 $452,063 0.90% 0.23% 2014 $1,367,241 0.68% 0.17% 2015 $685,969 0.31% 0.17% 2016 $679,525 0.30% 0.09% 2017 $733,635 0.19% 0.06% 2018 $579,919 0.21% 0.05% Net Charge-Off History for the periods ended December 31, 2018 EGBN EGBN Loan Type 2 Year Avg. 3 Year Avg. Income Producing CRE 0.03% 0.04% Owner Occupied CRE 0.01% 0.01% Construction and Land 0.09% 0.05% Commercial & Industrial 0.12% 0.18%

Strength in C&I Lending 23  At 22% of the Loan Portfolio, EagleBank has a much larger presence in C&I Lending than other local peer banks  C&I Loan Portfolio is predominantly variable rate loans  16% Annual growth rate of Owner Occupied Loans, which are key to small and mid - market relationships  DDA Operating Accounts of C&I relationships are a critical component of deposit composition strategy  Treasury Management services provide opportunity for relationship retention and expansion

CRE Risk Management 24  Executive & Board Level Oversight of Approval Process  Disciplined Underwriting  Proactive Portfolio Management  Quarterly Stress Testing of CRE Portfolio  Quarterly Independent Credit Review  Dedicated Special Assets Team

CRE Concentration

(Dollar Values in Thousands)	2009Y	2010Y	2011Y	2012Y	2013Y	2014Y*	2015Y	2016Y	2017Y	2018Q1	2018Q2	2018Q3	2018Q4
Total CRE Portfolio (excl Own Occ)	$ 820,442	$ 909,058	$1,147,897	$1,431,984	$1,660,266	$2,453,662	$2,978,550	$3,246,636	$3,900,263	$4,035,641	$4,030,675	$4,148,521	$4,213,281
CRE/Total Loans (1)	58.50%	51.77%	47.63%	57.44%	56.37%	56.78%	59.59%	57.18%	60.83%	61.12%	60.60%	60.61%	60.26%
CRE Nonperforming Loans													
NPLs/Total CRE	1.76%	1.43%	1.67%	1.40%	0.88%	0.23%	0.22%	0.34%	0.16%	0.16%	0.11%	0.11%	0.14%
Peer NPLs/Total CRE (1)	4.45%	4.42%	3.52%	2.40%	1.50%	0.86%	0.53%	0.40%	0.33%	0.35%	0.38%	0.40%	
Total Net Charge Offs													
NCOs/Total CRE	0.07%	0.18%	0.09%	0.18%	0.07%	0.07%	0.06%	0.04%	0.07%	0.02%	0.01%	0.01%	0.01%
Peer NCOs/Total CRE (1)	1.55%	1.53%	1.10%	0.67%	0.22%	0.06%	0.01%	0.01%	0.01%	0.00%	0.00%	0.00%	
CRE Concentration (2)	403.06%	401.12%	392.96%	375.05%	377.00%	388.64%	394.40%	319.33%	345.17%	345.57%	333.76%	331.84%	325.08%

(1) All peer group and other data is from the FR Y-9C and Bank Holding Company Performance Report. Peer group data is based on the Company's asset size at the time of reporting.
(2) Represents CRE (excluding owner occupied) concentration as a percentage of EGBN consolidated risk-based capital. * Virginia Heritage Bank acquisition closed on October 31, 2014.

EAGLE BANCORP, INC.
25

ADC Concentration

(Dollar Values in Thousands)

	2009Y	2010Y	2011Y	2012Y	2013Y	2014Y*	2015Y	2016Y	2017Y	2018Q1	2018Q2	2018Q3	2018Q4
Total ADC Portfolio	$ 252,494	$ 327,718	$ 448,470	$ 539,069	$ 628,880	$ 798,241	$ 909,654	$ 976,599	$1,413,922	$1,433,297	$1,413,671	$1,456,154	$ 1,616,098
ADC/Total Loans (1)	18.00%	18.66%	18.61%	21.62%	21.35%	18.47%	18.20%	17.20%	22.05%	21.71%	21.25%	21.27%	23.12%
ADC Nonperforming Loans													
NPLs/Total ADC	6.30%	4.50%	3.89%	3.45%	1.33%	0.51%	0.08%	0.13%	0.05%	0.16%	0.01%	0.22%	0.25%
Peer NPLs/Total ADC (1)	10.75%	11.24%	8.85%	6.51%	2.91%	1.28%	0.63%	0.35%	0.21%	0.17%	0.16%	0.17%	
Total Net Charge Offs													
NCOs/Total ADC	0.07%	0.52%	0.28%	0.44%	0.21%	0.26%	-0.02%	0.16%	0.15%	-0.02%	-0.01%	0.02%	0.01%
Peer NCOs/Total ADC (1)	3.88%	4.30%	3.09%	2.37%	0.46%	-0.11%	-0.04%	-0.06%	-0.04%	-0.03%	-0.03%	-0.03%	
ADC Concentration (2)	124.04%	144.60%	153.52%	141.19%	142.80%	126.44%	120.45%	96.05%	125.13%	122.73%	117.06%	116.48%	124.69%

(1) All peer group and other data is from the FR Y-9C and Bank Holding Company Performance Report. Peer group data is based on the Company's asset size at the time of reporting.
(2) Represents ADC concentration as a percentage of EGBN consolidated risk-based capital. (3) Adjusted ADC Concentration excludes loans which are income producing and have a U & O permit. * Virginia Heritage Bank acquisition closed on October 31, 2014.

EAGLE BANCORP, INC.
26

Capital Strength

(Dollar Values in Thousands)	2014Y	2015Y	2016Y	2017Y	2018Q1	2018Q2	2018Q3	2018Q4
Total Assets	$ 5,247,880	$ 6,075,577	$ 6,890,096	$ 7,493,617*	$ 7,698,060	$ 7,880,017	$ 8,057,855	$ 8,389,137
Total Common Stockholders' Equity	$ 548,859	$ 738,601	$ 842,799	$ 965,026*	$ 985,180	$ 1,023,137	$ 1,061,651	$ 1,108,941
Total Regulatory Capital	$ 631,340	$ 755,212	$ 1,016,713	$ 1,129,954	$ 1,167,824	$ 1,207,659	$ 1,250,148	$ 1,297,427
Tier 1 Leverage Ratio	10.69%	10.90%	10.72%	11.45%	11.76%	11.97%	12.13%	12.10%
Tier 1 Risk Based Capital Ratio	10.39%	10.68%	10.80%	11.23%	11.57%	11.89%	12.11%	12.49%
Total Risk Based Capital Ratio	12.97%	12.75%	14.89%	15.02%	15.32%	15.59%	15.74%	16.08%
Common Equity Tier 1 (CETI) Ratio	N/A	10.68%	10.80%	11.23%	11.57%	11.89%	12.11%	12.49%
Tangible Common Equity Ratio (1)	8.54%	10.56%	10.84%	11.45%	11.57%	11.79%	12.01%	12.11%

- $150 million of 10 Year, 5 Year non-call, 5.00% Subordinated Notes sold in July 2016
- $100 million of Common Equity raised through an underwritten offering in March 2015
- $70 million of 10 Year non-call 5.75% Subordinated Notes sold in August 2014
- $10 million of Common Equity raised through an underwritten offering in October 2012
- $35 million of Common Equity raised through an At the Market Offering during May through October 2012

(1) This constitutes a non-GAAP financial measure. Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 33 - 36. * Data for 2017 is shown on an operating basis.

EAGLE BANCORP, INC. 27

Key Success Factors 28 ▪ Building and maintaining core relationships o Cross sales o Focus on key customers ▪ Maintenance of strong credit culture o Conservative underwriting criteria and loan policies o Disciplined committee approval and review process o Portfolio is balanced among C&I, CRE and Construction o Periodic loan and portfolio stress testing o Proactive identification and resolution of problem credits ▪ Built and preserved a strong capital position and balance sheet o Nine capital raising events since August 2008 o Increasing quarterly profitability since January 1, 2009 has consistently bolstered the capital position

Key Success factors (continued) 29  Disciplined ALCO process  Maintained focus on areas of strength o Concentration on core geographic markets and products  P roper infrastructure to support the increased volume of business and regulation  Comprehensive Management and Board level reporting  Human Resources o Recruiting of strong, seasoned bankers with local market knowledge and experience o Well designed, incentive based compensation plans o Stability of staff, low turnover rate

EagleBank Growth Strategy 30  Profitability • Pricing discipline to sustain Net Interest Margin • Prudent expense management with streamlined branch system to maintain Efficiency Ratio  Sustain Credit Quality • Maintain balanced portfolio mix: C&I, CRE and Construction • Enhanced monitoring of individual credits • Expanded stress testing  Emphasis on Organic Growth • Only 3.00% deposit market share in DC Metro Area • Significant opportunities to expand C&I business lines including loans and treasury management products • Attract new relationships and develop cross sell opportunities • Enhance infrastructure to support growth beyond $10 billion in assets  Expanded Sources of Noninterest Income • SBA guaranteed loans, residential mortgage origination , FHA commercial mortgage origination, treasury management services, insurance

EGBN Stock Price Performance 31 Total Return Performance 1 Year 3 Year 5 Year EGBN (15.9%) (3.5%) 59.0% NASDAQ Bank Stock Index (17.9%) 14.7% 25.8% NASDAQ Stock Market Index (3.9%) 32.5% 58.9% S & P 500 Index (6.2%) 22.6% 35.6% SOURCE: SNL Financial, Chart and calculations as of close of trading on December 31, 2018

Appendices 32

Non - GAAP Reconciliation 33 GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) March 31, 2018 June 30, 2018 September 30, 2018 December 31, 2018 Common shareholders' equity 985,180$ 1,023,137$ 1,061,651$ 1,108,941$ Less: Intangible assets (107,097) (106,820) (106,481) (105,766) Tangible common equity 878,083$ 916,317$ 955,170$ 1,003,175$ Book value per common share 28.72$ 29.82$ 30.94$ 32.25$ Less: Intangible book value per common share (3.12) (3.11) (3.10) (3.08) Tangible book value per common share 25.60$ 26.71$ 27.84$ 29.17$ Total assets 7,698,060$ 7,880,017$ 8,057,855$ 8,389,137$ Less: Intangible assets (107,097) (106,820) (106,481) (105,766) Tangible assets 7,590,963$ 7,773,197$ 7,951,374$ 8,283,371$ Tangible common equity ratio 11.57% 11.79% 12.01% 12.11%

Non - GAAP Reconciliation 34 * Data for 2017 is shown on an operating basis. GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017* December 31, 2018 Common shareholders' equity 548,859$ 738,601$ 842,799$ 965,026$ 1,108,941$ Less: Intangible assets (109,908) (108,542) (107,419) (107,212) (105,766) Tangible common equity 438,951$ 630,059$ 735,380$ 857,814$ 1,003,175$ Book value per common share 18.21$ 22.07$ 24.77$ 28.23$ 32.25$ Less: Intangible book value per common share (3.65) (3.24) (3.16) (3.14) (3.08) Tangible book value per common share 14.56$ 18.83$ 21.61$ 25.09$ 29.17$ Total assets 5,247,880$ 6,076,649$ 6,890,097$ 7,493,617$ 8,389,137$ Less: Intangible assets (109,908) (108,542) (107,419) (107,212) (105,766) Tangible assets 5,137,972$ 5,968,107$ 6,782,678$ 7,386,405$ 8,283,371$ Tangible common equity ratio 8.54% 10.56% 10.84% 11.61% 12.11%

Non - GAAP Reconciliation 35 Eagle Bancorp, Inc. GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) GAAP Change Non-GAAP GAAP Change Non-GAAP Income Statements: Income tax expense 35,395 (14,588) 20,807 85,504 (14,588) 70,916 Net income 15,569$ 14,588 30,157$ 100,232$ 14,588 114,820$ Performance Ratios (annualized): Return on average assets 0.82% 1.60% 1.41% 1.62% Return on average common equity 6.49% 12.57% 11.06% 12.67% Assets GAAP Change Non-GAAP Deferred income taxes 28,770 14,588 43,358 Total Assets 7,479,029$ 14,588$ 7,493,617$ Shareholders' Equity Retained earnings 431,544 14,588 446,132 Total Shareholders' Equity 950,438 14,588 965,026 Total Liabilities and Shareholders' Equity 7,479,029$ 14,588 7,493,617$ Interest Income GAAP Change Non-GAAP GAAP Change Non-GAAP Income Tax Expense 35,395 (14,588) 20,807 85,504 (14,588) 70,916 Net Income 15,569$ 14,588$ 30,157$ 100,232$ 14,588$ 114,820$ Earnings Per Common Share Basic 0.46$ 0.43$ 0.88$ 2.94$ 0.43$ 3.36$ Diluted 0.45$ 0.42$ 0.88$ 2.92$ 0.42$ 3.35$ As of December 31, 2017 Three Months Ended December 31, 2017 Twelve Months Ended December 31, 2017 Three Months Ended December 31, 2017 Twelve Months Ended December 31, 2017

Non - GAAP Reconciliation 36 (1) Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per common share are non-GAAP financial measures derived from GAAP-based amounts. The Company calculates the tangible common equity ratio by excluding the balance of intangible assets from common shareholders' equity and dividing by tangible assets. The Company calculates tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book va lue per common share, which the Company calculates by dividing common shareholders' equity by common shares outstanding. The Company considers this information important to shareholders' as tangible equity is a measure that is consistent with the calculation of capital for bank regulatory purposes, which excludes intangible assets from the calculation of risk based ratios and as such is useful for investors, regulators, management and others to evaluate capital adequacy and to compare against other financial institutions.

Market Information – Washington, DC MSA 37  Population 6.2 Million □ 6 th largest market in the U.S.  Employment 3.3 Million □ 5 7,000 new jobs created in 12 months ended November, 2018 □ Employment growth driven by private sector, over 220,000 net new private sector jobs created over last five years □ Unemployment rate of 3.0% vs. US average of 3.5% (November 2018)  Gross Regional Product (GRP) $529 Billion □ 5th largest regional economy in the U.S. □ 16.7% growth in GRP over the last 10 years □ Federal Government Spending is 31.0% of GRP □ Highest median household income of any major U.S. market

Greater Washington Economy 38 Total Federal Spending = 30.9% of GRP GRP Contribution by Sub - market Education & Health Care 5.8% Other 1.5% Non-Local Business 15.5% Associations 1.8% Hospitality 2.7% International 3.8% Other Federal 16.8% Federal Procurement 14.1% Local Business 38.0% Suburban Maryland 28.0% District of Columbia 24.0% Northern Virginia 48.0% Gross Regional Product $529 Billion SOURCE: Stephen S. Fuller Institute - George Mason University

Loan Portfolio and Growth 39 (Dollar Values in Thousands) Annual Growth Rate Loan Type Balance % of Total Balance % of Total Balance % of Total % Commercial and Industrial 1,375,939$ 21.5% 1,493,577$ 21.8% 1,553,111$ 22.2% 12.9% Commercial Real Estate: Owner Occupied 755,444 11.8% 863,162 12.6% 887,814 12.7% 17.5% Income Producing 2,102,115 32.8% 1,949,757 28.5% 2,030,826 29.1% (3.4%) CRE Bridge Financing 944,980 14.7% 1,240,153 18.1% 1,226,073 17.5% 29.7% Subtotal 3,802,539$ 59.3% 4,053,072$ 59.2% 4,144,713$ 59.3% 9.0% Construction & Land: Owner Occupied 58,691 0.9% 56,572 0.8% 57,797 0.8% (1.5%) CRE Construction 897,102 14.0% 982,327 14.4% 980,938 14.1% 9.3% Land 76,039 1.2% 65,264 1.0% 58,877 0.8% (22.6%) Subtotal 1,031,832$ 16.1% 1,104,163$ 16.2% 1,097,612$ 15.7% 6.4% Residential Mortgage 104,357$ 1.6% 104,864$ 1.5% 106,419$ 1.5% 2.0% Consumer & Other 96,861$ 1.5% 88,996$ 1.3% 89,592$ 1.3% (7.5%) Total Loans 6,411,528$ 100.0% 6,844,672$ 100.0% 6,991,447$ 100.0% 9.0% As of December 31, 2017 As of September 30, 2018 As of December 31, 2018

Geographic Detail – Income Producing CRE

(Dollar Value in Thousands)

County	Hotel	Office/ Condo	Mixed Use	Redevel./ Retail	Multi-Family	Single & 1-4 Family	Industrial	Other	TOTAL	% of Total
Maryland										
Montgomery	$ 14,105	$ 55,390	$ 94,678	$ 22,231	$ 19,198	$ 14,623	$ 16,996	$ 20,455	$ 257,676	12.7%
Prince George's	102,802	24,730	2,794	44,529	37,400	2,776	35,705	15,240	265,976	13.1%
Baltimore	19,152	2,901	30,289	6,098	1,535	2,208	1,443	10,000	73,626	3.6%
Anne Arundel	9,730	1,960	-	8,946	-	-	3,000	-	23,636	1.2%
Frederick	-	12,330	2,697	40,499	-	3,748	2,293	7,577	69,144	3.4%
Eastern Shore	59,490	1,923	-	516	-	1,369	-	1,814	65,112	3.2%
Howard	-	2,307	-	10,894	-	695	14,155	1,254	29,305	1.4%
Charles	-	-	158	649	-	-	-	3,526	4,333	0.2%
Other MD	-	6,384	1,479	1,461	-	-	8,964	2	18,290	0.9%
Washington DC	150,679	32,127	138,574	40,953	96,690	81,209	3,219	73	543,524	26.8%
Virginia										
Fairfax	-	93,029	482	41,489	1,078	13,135	737	47,246	197,196	9.7%
Loudoun	-	19,688	-	14,781	-	1,695	17,888	14,050	68,102	3.4%
Arlington	47,000	28,962	-	200	253	5,128	-	2,231	83,774	4.1%
Alexandria	-	14,264	4,178	2,050	-	-	3,900	-	24,392	1.2%
Prince William	28,468	13,907	15,459	17,078	-	1,000	4,979	3,341	84,232	4.1%
Fauquier	-	-	-	1,972	-	-	-	3,236	5,208	0.3%
Other VA	-	61,347	5,733	32,259	-	1,724	226	4,029	105,318	5.2%
Other USA	2,376	4,071	457	9,931	32,000	2,888	1,030	59,229	111,982	5.5%
Total	$433,802	$375,320	$296,978	$296,536	$188,154	$132,198	$114,535	$193,303	$2,030,826	100.0%
% of Total	21.4%	18.5%	14.6%	14.6%	9.3%	6.5%	5.6%	9.5%	100.0%	

- Focus in core sub-markets: Washington, DC, Montgomery County, Fairfax County

NOTE: Data as of December 31, 2018

EAGLE BANCORP, INC.

40

Geographic Detail – Construction

(Dollar Value in Thousands)

County	Residential Condo	Mixed Use	Single & 1-4 Family	Office	Multi-Family	Hotel	Retail	Other	TOTAL	% of Total
Maryland										
Montgomery	$ 4,200	$ 10,361	$ 60,246	$ 19,989	$ 4,236	$ -	$ -	$ 6,429	$ 105,461	10.8%
Prince George's	-	-	3,577	-	-	14,590	-	15,581	33,748	3.4%
Baltimore	-	-	805	-	-	-	-	-	805	0.1%
Anne Arundel	-	34,854	-	-	-	-	-	-	34,854	3.6%
Frederick	-	-	96	-	-	-	-	-	96	0.0%
Eastern Shore	-	-	294	-	-	-	-	-	294	0.0%
Howard	-	-	668	-	-	-	-	260	928	0.1%
Charles	-	-	-	-	-	-	-	-	-	0.0%
Other MD	-	-	478	-	-	-	-	-	478	0.0%
Washington DC	156,168	109,940	49,375	129,385	136,390	-	1,527	13,287	596,072	60.8%
Virginia										
Fairfax	19,463	-	38,829	7,242	773	-	2,737	14,430	83,474	8.5%
Loudoun	4,224	1,779	290	2,620	-	-	-	-	8,913	0.9%
Arlington	17,906	-	15,847	-	-	-	-	-	33,753	3.4%
Alexandria	-	43,107	2,644	-	-	-	-	-	45,751	4.7%
Prince William	-	-	1,901	-	-	-	-	6,222	8,123	0.8%
Fauquier	-	-	-	-	-			-	-	0.0%
Other VA	-	-	24	-	-	-	-		24	0.0%
Other USA	-	-	355	-	1,996	25,813	-	-	28,164	2.9%
Total	$201,961	$200,041	$175,429	$159,236	$143,395	$40,403	$4,264	$56,209	$980,938	100.0%
% of Total	20.7%	20.4%	17.9%	16.2%	14.6%	4.1%	0.4%	5.7%	100.0%	
Renovation	$ 36,433	$ 46,889	$ 48,018	$ 134,049	$ 47,272	$ -	$ 3,891	$ 29,735	$ 346,287	35.3%
Ground-Up	$ 165,528	$ 153,152	$ 127,411	$ 25,187	$ 96,123	$ 40,403	$ 373	$ 26,474	$ 634,651	64.7%

- Focus in core sub-markets: Washington, DC, Montgomery County, Fairfax County
- Recognized expertise in Single Family and Condo construction lending
- Portfolio is diversified among collateral types

NOTE: Data as of December 31, 2018

EAGLE BANCORP, INC.
41

Conservative Securities Portfolio

(Dollar Values in Thousands)

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
December 31, 2018					
US Government Agency Securities	$260,150	$228	$4,033	$256,345	32.8%
Mortgage Backed Securites - GSEs	477,949	1,575	7,293	472,231	60.2%
Municipal Bonds	45,814	439	484	45,769	5.8%
Corporate Bonds	9,503	79	6	9,576	1.2%
Other Equity Investments	218	-	-	218	0.0%
Total Securities	$793,634	$2,321	$11,816	$784,139	100.0%

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
September 30, 2018					
US Government Agency Securities	$236,853	$0	$6,528	$230,325	31.9%
Mortgage Backed Securites - GSEs	448,335	140	12,126	436,349	60.5%
Municipal Bonds	48,203	391	858	47,736	6.5%
Corporate Bonds	8,004	61	19	8,046	1.1%
Other Equity Investments	218	-	-	218	0.0%
Total Securities	$ 741,613	$ 592	$ 19,531	$ 722,674	100.0%

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
December 31, 2017					
US Government Agency Securities	$198,115	$283	$2,414	$195,984	33.3%
Mortgage Backed Securites - GSEs	322,067	187	4,418	317,836	54.2%
Municipal Bonds	60,976	1,295	214	62,057	10.3%
Corporate Bonds	13,010	163	-	13,173	2.2%
Other Equity Investments	218	-	-	218	0.0%
Total Securities	$594,386	$1,928	$7,046	$589,268	100.0%

- Portfolio has $9.5 million of net unrealized losses at December 31, 2018
- No holdings of GSE equities or bank Trust Preferred or bank Trust Preferred CDOs
- Average life of portfolio is 3.6 years
- Excludes Federal Reserve and Federal Home Loan Bank stock

EAGLE BANCORP, INC.
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Nationally Recognized Financial Performance 43 ▪ “Top Investment Idea” Recommendation 2012 ▪ “Sm - All Stars” Designation 2011, 2013, 2014, 2015, 2016 & 2017 ▪ Designated as a “Challenger” Bank 2015 & 2016 ▪ Member of KBW Bank Honor Roll 2010 - 2018 ▪ Ronald D. Paul named East Coast Region Community Banker of the Year 2014 Independent Community Bankers of America ▪ Community Bankers Cup Award 2012 - 2017

Highly Regarded by Bank Rating Firms 44 FIRM BANK RATING B AUER F INANCIAL , I NC A - 300/300 Green - ***

Experienced Management Team 45 R onald D. Paul, Chairman, President and CEO Mr. Paul, a founder of EagleBank, has served as Chairman since May 2008, and prior to that time was Vice Chairman and Chief E xec utive Officer since the organization of the Company. Since June 2006, he has served as Chief Executive Officer of the Bank. Mr. Pau l is also President of Ronald D. Paul Companies and RDP Management, which are engaged in the business of real estate investment and man age ment for office and multi - family properties. Mr. Paul was a director of Allegiance Bank and of Allegiance Banc Corporation from 1990 until its acquisition by F&M, including serving as Vice Chairman of the Board of Directors from 1995. Mr. Paul is also active in various charitable organizations, including serving as Vice Chairman of the Board of Directors of the National Kidney Foundation from 1996 to 19 97, and Chairman from 2002 to 2003. Mr. Paul is a Trustee of the University of Maryland College Park Foundation. He sits on the Board of the Washington Hospital Center and the Metropolitan Washington Board of Trade. Mr. Paul has been named “Washingtonian of the Year ” b y Washingtonian magazine and in 2009 was named the “Greater Washington Entrepreneur of the Year” by Ernst & Young. In 2012 he was elected to the Washington Business Hall of Fame and was named “Community Banker of the Year” by the American Banker magazine. In 2014 Mr. Paul was named Community Banker of the Year for the Eastern Region by the Independent Community Bankers of America. Susan G. Riel, Senior EVP, Chief Operating Officer of EagleBank & EVP, Eagle Bancorp, Inc. Ms. Riel, Senior Executive Vice President - Chief Operating Officer of the Bank, and formerly Chief Administrative Officer. Ms . Riel has been with the bank for 16 years. She previously served as Executive Vice President - Chief Operating Officer of Columbia First Bank, FSB from 1989 until that institution’s acquisition by First Union Bancorp in 1995. She is one of the founding officers of EagleBank. Ms. Riel has over 35 years of experience in the commercial banking industry . Ms. Riel was recently included in the Bisnow 2017 Power Series: Women of Influence in Commercial Real Estate. Charles D. Levingston, EVP, Chief Financial Officer, Eagle Bancorp, Inc. and EagleBank Mr. Levingston, Executive Vice President and Chief Financial Officer of the Bank and Company as of April 2017, most recently served as Executive Vice President of Finance at the Bank. Mr . Levingston, a CPA, served in various financial and senior management roles at the bank prior to his current role. Mr. Levingston joined the bank in January 2012, and previously worked at the Federal Reserve Bank s o f Atlanta and Philadelphia as a commissioned Bank Examiner, and at PriceWaterhouseCoopers as a Manager in the Advisory practice. He has over 16 years of experience in the banking industry.

Experienced Management Team (continued)

Janice L. Williams, EVP, Chief Credit Officer

Ms. Williams, Executive Vice President and Chief Credit Officer of the Bank, has served the Bank as Credit Officer, Senior Credit Officer and Chief Credit Officer for the past 11 years. Prior to employment with the Bank, Ms. Williams was with Capital Bank, Sequoia Bank, and American Security Bank. Additionally, Ms. Williams, a graduate of Georgetown University Law Center and a Member of the Maryland Bar, was previously employed in the private practice of law in Maryland.

Antonio F. Marquez, EVP, Chief Commercial Real Estate Lending Officer

Mr. Marquez, Executive Vice President, joined EagleBank in 2011 as the Chief Real Estate Lender. Prior to joining EagleBank, Mr. Marquez established the real estate lending franchise for HSBC for the Washington, DC market Earlier he was the head of Commercial Real Estate lending at Chevy Chase Bank from 1999 to 2005 and prior to that held various lending positions at Chase Manhattan Bank in New York and The Riggs National Bank in Washington, D.C. Mr. Marquez has over 30 years of experience in the banking industry in the Washington, DC metropolitan area.

Lindsey S. Rheaume, EVP, Chief C&I Lending Officer

Mr. Rheaume joined EagleBank as Chief C&I Lending Officer in December 2014 and has over 25 years of commercial lending, credit risk and managerial experience in the financial industry. Most recently, he served as relationship executive for JP Morgan Chase, responsible for business development in the DC, suburban Maryland and Northern Virginia market with clients ranging in revenue from $20MM to $500MM. Previously, he served as executive vice president and commercial lending manager at Virginia Commerce Bank—which was acquired by United Bank in 2014—where he managed the bank's entire commercial and industrial lending activities. Earlier in his career, he held senior commercial lending and credit positions with SunTrust Bank, GE Capital and Bank of America.

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Historical Balance Sheet

(Dollar Values in Thousands)	2014Y	2015Y	2016Y	2017Y*	2018Y	5 Year Compound Growth Rate
Assets						
Cash and Equivalents	$256,025	$298,363	$368,163	$190,473	$321,864	1.0%
Securities Available for Sale	404,903	504,772	559,708	625,592	807,645	15.7%
Total Cash and Securities	660,928	803,135	927,871	816,065	1,129,509	10.2%
Gross Loans HFI	4,312,399	4,998,368	5,677,893	6,411,528	6,991,447	18.9%
Loan Loss Reserves	46,075	52,687	59,074	64,758	69,944	11.3%
Loans Held for Sale	44,317	47,492	51,629	25,096	19,254	(14.5%)
Total Net Loans	4,310,641	4,993,173	5,670,448	6,371,866	6,940,757	18.7%
Real Estate Owned	13,224	5,852	2,694	1,394	1,394	(31.5%)
Total Intangibles	109,626	108,155	106,947	106,824	105,470	100.2%
Total Servicing Rights	282	387	472	388	296	4.8%
Other Assets	153,179	164,875	181,664	197,080	211,711	12.8%
Total Assets	$5,247,880	$6,075,577	$6,890,096	$7,493,617	$8,389,137	17.3%
Liabilities						
Deposits	$4,310,768	$5,158,444	$5,716,114	$5,853,984	$6,974,285	16.7%
FHLB Borrowings	140,000	0	0	325,000	0	(100.0%)
Repurchase Agreements	61,120	72,356	68,876	76,561	30,413	(17.7%)
Subordinated Debt	79,300	68,928	216,514	216,905	217,296	87.8%
Other Liabilities	35,933	37,248	45,793	56,141	58,202	12.4%
Total Liabilities	4,627,121	5,336,976	6,047,297	6,528,591	7,280,196	16.6%
Equity						
Preferred Equity	71,900	0	0	0	0	(100.0%)
Common Equity	546,212	738,410	845,180	966,775	1,113,216	26.7%
Net Unrealized Gain (Loss)	2,647	191	(2,381)	(1,749)	(4,275)	5.2%
Total Stockholders Equity	620,759	738,601	842,799	965,026	1,108,941	23.0%
Total Liabilities and Equity	$5,247,880	$6,075,577	$6,890,096	$7,493,617	$8,389,137	17.3%
Balance Sheet Analysis (%)						
Total Gross Loans/ Total Asset	82.17	82.27	82.41	85.56	83.34	
Loans/ Deposits	100.04	96.90	99.33	109.52	100.25	
Reserves/ Loans	1.07	1.05	1.04	1.01	1.00	
Annualized Growth Rates (%)						
Asset Growth Rate	39.15	15.77	13.41	8.76	11.95	
Gross Loans HFI	46.42	15.91	13.59	12.92	9.04	
Deposit Growth Rate	33.65	19.66	10.81	2.41	19.14	

* Data for 2017 is shown on an operating basis.

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Historical Income Statement

(Dollar Values in Thousands, except per share data)

	2014Y*	2015Y	2016Y	2017Y**	2018Y	5 Year Compound Growth Rate
Total Interest Income	$ 191,573	$ 253,180	$ 285,805	$ 324,034	$ 393,286	20.1%
Total Interest Expense	13,095	19,238	27,641	40,147	76,293	43.6%
Net Interest Income	178,478	233,942	258,164	283,887	316,993	17.0%
Loan Loss Provision	10,879	14,638	11,331	8,971	8,660	(2.0%)
Service Charges on Deposits	4,906	5,397	5,821	6,364	7,014	8.8%
Gain/Loss on Sale of Loans	6,886	11,973	11,563	9,276	5,963	(16.4%)
Gain/Loss on Sale of Securities	22	2,254	1,194	542	97	38.5%
Loss on early extinguishment of debt	-	(1,130)	-	-	-	100.0%
BOLI Revenue	1,283	1,589	1,554	1,466	1,507	15.9%
Other Noninterest Income	5,248	6,545	7,152	11,725	8,005	10.8%
Total Noninterest Income	18,345	26,628	27,284	29,373	22,586	(1.8%)
Salaries and Employee Benefits	57,268	61,749	67,010	67,129	67,734	7.4%
Premises and Equipment Expenses	13,317	16,026	15,118	15,632	15,660	5.6%
Marketing and Advertising	1,999	2,748	3,495	4,095	4,566	22.0%
Data Processing	6,163	7,533	7,747	8,220	9,714	10.5%
Legal, Accounting and Professional Fees	3,439	3,729	3,673	5,053	9,742	26.8%
FDIC Insurance	2,333	3,154	2,718	2,554	3,512	9.2%
Merger Expenses	4,699	141	-	-	-	100.0%
Other Noninterest Expenses	10,510	15,636	15,254	15,869	15,783	5.0%
Total Noninterest Expense	99,728	110,716	115,015	118,552	126,711	8.4%
Net Income Before taxes	86,216	135,216	159,102	185,736	204,208	22.1%
Income taxes	31,958	51,049	61,395	70,916	51,932	12.9%
Net Income	54,258	84,167	97,707	114,820	152,276	26.5%
Preferred Dividends	614	601	-	-	-	(100.0%)
Net Income Available to Common	$ 53,644	$ 83,566	$ 97,707	$ 114,820	$ 152,276	26.8%
Earnings per Share - Diluted	$ 2.08	$ 2.50	$ 2.86	$ 3.35	$ 4.42	

Virginia Heritage Bank acquisition closed on October 31, 2014.
* Data for 2014 is shown on an operating basis, net of merger related expenses; ** Data for 2017 is shown on an operating basis. Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 33 - 36.

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